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                                                                   EXHIBIT 23.02

                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------


Board of Directors
Euronet Worldwide, Inc.

We consent to the use of our report dated February 6, 2002 included in Euronet Worldwide, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001 incorporated herein by reference in the March 2002 Registration Statement on Form S-3 of Euronet Worldwide, Inc. in connection with the sale of 625,000 shares of common stock, par value $0.02.


/s/ KPMG Polska Sp. Z.o.o.
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Warsaw, Poland
March 8, 2002